SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                          FORM 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

          Date of Report (date of earliest event reported):
                             August 9, 1996


          ADVANTA CREDIT CARD MASTER TRUST II
       (Exact name of Registrant as specified in its charter)


          New York       Reg. No. 33-79986        Not Required
     (State or other      (Commission File        (I.R.S. Employer
      jurisdiction         Number)                 Identification
      of incorporation)                            Number)



                  Advanta National Bank USA
                Attention:  Gene S. Schneyer
                 Brandywine Corporate Center
          650 Naamans Road,Claymont, Delaware 19703
                 (Address of Owner/Servicer)
          (Address of principal executive offices)

     (302) 791-4400 (Telephone Number of Owner/Servicer)
               (Registrant's Telephone Number)





    Items 1-4.        Inapplicable.

     Item 5.        Other Events.

  Information relating to the distributions to Certificateholders for the July 1996 Monthly Period of the Trust in respect of the following Floating Rate Asset
  Backed Certificates: Series 94-B, Series 94-D, Series 95-
  A, Series 95-C, Series 95-D, Series 95-F, of which Class
  A-1 is a Fixed rate, Series 95-G,Series 96-A, of which Class A-1 is a Fixed rate,96-B,96-C,and 96-D,(the
  "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables,
  Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1993 between Advanta National
  Bank USA and Bankers Trust Company, as trustee.
  Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

     Item 6.        Inapplicable.

     Item 7.        Financial Statements, Pro Forma
Financial Information and Exhibits.


     1. Monthly Reports for the July 1996 Monthly Period relating to the following Floating Rate Asset Backed
Certificates: Series 94-B, Series 94-D, Series 95-A, Series
95-C, Series 95-D, Series 95-F, of which Class A-1 is a
Fixed rate, Series 95-G, Series 96-A, of which Class A-1 is a Fixed rate, 96-B,96-C,and 96-D issued by the Advanta
Credit Card Master Trust II.






                         SIGNATURE




  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      ADVANTA CREDIT CARD MASTER TRUST II
                                       (Registrant)

                                By: ADVANTA NATIONAL BANK USA
                                        (Owner/Servicer)





Date:  August 20, 1996               By:_/s/Michael Coco
                                     Name:     Michael Coco
                                     Title:    Vice President




                         SIGNATURE




  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      ADVANTA CREDIT CARD MASTER TRUST II
                                      (Registrant)

                                By: ADVANTA NATIONAL BANK USA
                                       (Owner/Servicer)





Date:  August 20, 1996                   By:__________________
                                         Name:          Michael Coco
                                         Title:         Vice President





                    EXHIBIT INDEX





     Exhibit                                 Sequential Page Number

     1.  Monthly Reports for the July 1996 Monthly       5
     Period relating to the Asset Backed Certificates
     Series 94-B, Series 94-D, Series 95-A,
     Series 95-C, Series 95-D,Series 95-F, Series 95-G,
     Series 96-A,Series 96-B,Series 96-C, and Series 96-D issued by the ADVANTA Credit Card Master Trust II.








                                                 July,  1996
                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                        Advanta National Bank
                             USA
          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1994-B

          _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
  Master Agreement), by and between Advanta National
  Bank USA (Advanta), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1994-B Supplement dated as of July 19, 1994 (the
  Supplement, and together with the Master Agreement, the Agreement), between Advanta and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series
  1994-B Certificateholders. This statement relates to the August 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master
  Trust II (the Trust) during the prior Monthly Period
  (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the Distribution Date per $1,000 original principal amount of the Class A Certificates .. $ 4.977223

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . . .    $ 5.192500

 (3) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A
  Certificates . . .    $ 0.00

 (4) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates . . .    $ 0.00

 (5) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A
  Certificates . . . . . . . . .    $ 4.977223

 (6) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates . . .    $ 5.192500

 (7) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of
  Series 1994-B . . .    $ 71,651,860.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1994-B . . .    $ 61,702,572.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . .    $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates . . .    $ 8,755,378.00

 (11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . .    $ 397,971.00

 (12) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . . .
    7/1/96 - 7/31/96     8.75%

(13) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period . . .
    7/1/96 - 7/31/96     8.75%


(14) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . . .
   (a)  30 - 59 days: . . .   104,032,565.56
   (b)  60 - 89 days: . . .    53,990,401.80
   (c)  90 - 119days: . . .    38,501,932.41
   (d) 120 - 149 days: . . .   25,803,202.54
   (e) 150 - 179 days: . . .   21,321,042.00
   (f) 180 or more days: . . .  4,279,701.44

 (15) The Class A Investor Default Amount for
  the prior Monthly Period is . . .    $ 2,634,846.00

 (16) The Class B Investor Default Amount for
  the prior Monthly Period is . . .    $ 119,767.00

 (17) The aggregate amount of Class A Investor
  Charge-offs for the prior Monthly
  Period is . . .    $ 0.00

 (18) The aggregate amount of Class B Investor
  Charge-offs for the prior Monthly
  Period is . . .    $ 0.00

 (19) The aggregate amount of Class A Investor
  Charge-offs reimbursed on the Distribution Date
  is . . .    $ 0.00

 (20) The aggregate amount of Class B Investor
  Charge-offs reimbursed on the Distribution Date
  is . . .    $ 0.00

 (21) The amount of the Class A Servicing Fee for the
  prior Monthly Period is . . .    $ 1,100,000.00

 (22) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . . .    $ 50,000.00

 (23) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (24) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (25) The Class A Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 660,000,000.00

 (26) The Class A Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 660,000,000.00

 (27) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 30,000,000.00

 (28) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 30,000,000.00

 (29) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . .    $ 0.00

 (30) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . .    $ 0.00

 (31) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . .    $ 15,000,000.00

 (32) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . . .    $ 60,000,000.00

 (33) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . . .    $ 75,000,000.00

 (34) The amount by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . .      3.12%

 (35) The amount of Interchange with respect to the
  prior Monthly Period is . . .    $ 937,500.00

 (36) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . . .    $ 0.00




  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



  By: _________________________________________
                            Michael Coco
                        VICE PRESIDENT





                                                 July,  1996
            MONTHLY CERTIFICATEHOLDER'S STATEMENT
                  Advanta National Bank USA
          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1994-D

          _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the Master Agreement), by and between Advanta National
  Bank USA (Advanta), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1994-D Supplement dated as of October 11, 1994 (the Supplement, and together with the Master Agreement, the Agreement), between Advanta and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1994-D Certificateholders. This statement relates to the August 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master Trust II (the Trust) during the prior Monthly Period
  (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A Certificates . . .    $ 4.873889

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . . .    $ 5.046120

 (3) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A
  Certificates . . .    $ 0.00

 (4) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates . . .    $ 0.00

 (5) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A
  Certificates . . .    $ 4.873889

 (6) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates . . .    $ 5.046120

 (7) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of
  Series 1994-D . . .    $ 95,562,598.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1994-D . . .    $ 82,293,593.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . .    $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates . . .    $ 11,347,118.00

 (11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . .    $ 660,005.00

 (12) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . . .
    7/1/96 - 7/31/96     11.67%

(13) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period . . .
    7/1/96 - 7/31/96     11.67%

(14) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . . .
   (a)  30 - 59 days: . . .   104,032,565.56
   (b)  60 - 89 days: . . .    53,990,401.80
   (c)  90 - 119days: . . .    38,501,932.41
   (d) 120 - 149 days: . . .   25,803,202.54
   (e) 150 - 179 days: . . .   21,321,042.00
   (f) 180 or more days: . . .  4,279,701.44
 (15) The Class A Investor Default Amount for
  the prior Monthly Period is . . .    $ 3,415,039.00

 (16) The Class B Investor Default Amount for
  the prior Monthly Period is . . .    $ 198,470.00

 (17) The aggregate amount of Class A Investor
  Charge-offs for the prior Monthly
  Period is . . .    $ 0.00

 (18) The aggregate amount of Class B Investor
  Charge-offs for the prior Monthly
  Period is . . .    $ 0.00

 (19) The aggregate amount of Class A Investor
  Charge-offs reimbursed on the Distribution Date
  is . . .    $ 0.00

 (20) The aggregate amount of Class B Investor
  Charge-offs reimbursed on the Distribution Date
  is . . .    $ 0.00

 (21) The amount of the Class A Servicing Fee for the
  prior Monthly Period is . . .    $ 1,425,000.00

 (22) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . . .    $ 83,333.00

 (23) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (24) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (25) The Class A Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 855,000,000.00

 (26) The Class A Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 855,000,000.00

 (27) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 50,000,000.00

 (28) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 50,000,000.00

 (29) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . .    $ 0.00

 (30) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . .    $ 0.00

 (31) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . .    $ 10,000,000.00

 (32) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . . .    $ 95,000,000.00

 (33) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . . .    $ 105,000,000.00

 (34) The amount by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . .      3.24%

 (35) The amount of Interchange with respect to the
  prior Monthly Period is . . .    $ 1,250,000.00

 (36) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . . .    $ 0.00




  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



  By: _________________________________________
                            Michael Coco
                        VICE PRESIDENT










                                                 July,  1996
            MONTHLY CERTIFICATEHOLDER'S STATEMENT
                  Advanta National Bank USA
          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995-A

          _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the Master Agreement), by and between Advanta National
  Bank USA (Advanta), as Seller and Servicer, and Bank-ers Trust Company, as trustee, as supplemented by the Series 1995-A Supplement dated as of January 18, 1995 (the Supplement, and together with the Master Agreement, the Agreement), between Advanta and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-A Certificateholders. This statement relates to the August 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master Trust II (the Trust) during the prior Monthly Period
  (the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A Certificates . . .    $ 4.891111

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . . .    $ 5.059029

 (3) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A
  Certificates . . .    $ 0.00

 (4) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates . . .    $ 0.00

 (5) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A
  Certificates . . .    $ 4.891111

 (6) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates . . .    $ 5.059029

 (7) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of
  Series 1995-A . . .    $ 66,756,024.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1995-A . . .    $ 57,612,566.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . .    $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates . . .    $ 7,812,385.00

 (11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . .    $ 458,650.00

 (12) The aggregate amount of Principal Receivables
  as of the last day of the prior Monthly Period. . .
  ....$ 8,445,147,161.99

 (13) The Excess Funding Amount as of the last day
  of the prior Monthly Period. . .    $ 0.00

 (14) The aggregate amount of Finance Charge
  Receivables as of the last day of the prior
  Monthly Period. . . $ 96,155,289.70

 (15) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . . .
    7/1/96 - 7/31/96     8.17%

(16) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period . . .
    7/1/96 - 7/31/96     8.17%

(17) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . . .
   (a)  30 - 59 days: . . .   104,032,565.56
   (b)  60 - 89 days: . . .    53,990,401.80
   (c)  90 - 119days: . . .    38,501,932.41
   (d) 120 - 149 days: . . .   25,803,202.54
   (e) 150 - 179 days: . . .   21,321,042.00
   (f) 180 or more days: . . .  4,279,701.44

 (18) The Class A Investor Default Amount for
  the prior Monthly Period is . . .    $ 2,388,474.00

 (19) The Class B Investor Default Amount for
  the prior Monthly Period is . . .    $ 140,296.00

 (20) The aggregate amount of Class A Investor
  Charge-Offs for the prior Monthly
  Period is . . .    $ 0.00

 (21) The aggregate amount of Class B Investor
  Charge-Offs for the prior Monthly
  Period is . . .    $ 0.00

 (22) The aggregate amount of Class A Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . .    $ 0.00

 (23) The aggregate amount of Class B Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . .    $ 0.00

 (24) The amount of the Class A Servicing Fee for the
  prior Monthly Period is . . .    $ 997,500.00

 (25) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . . .    $ 58,333.00

 (26) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (27) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (28) The Class A Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 598,500,000.00

 (29) The Class A Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 598,500,000.00


(30) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 35,000,000.00

 (31) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 35,000,000.00

 (32) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . .    $ 0.00

 (33) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . .    $ 0.00

 (34) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . .    $ 7,000,000.00

 (35) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . . .    $ 66,500,000.00

 (36) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . . .    $ 73,500,000.00

 (37) The Net Portfolio Yield for the prior
  Monthly Period. . .     10.88%

 (38) The Base Rate for the Prior Monthly
  Period. . .     7.92%

 (39) The percentage by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . .      2.96%

 (40) The amount of Interchange with respect to the
  prior Monthly Period is . . .    $ 729,167.00

 (41) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . . .    $ 0.00

  ADVANTA NATIONAL BANK USA (formerly named Colonial)
      as Servicer
  By: _________________________________________
                            Michael Coco
                        VICE PRESIDENT


                                                 July,  1996
             MONTHLY CERTIFICATEHOLDER'S STATEMENT

                  ADVANTA NATIONAL BANK USA

          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995-C

          _________________________________________

  Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
  Master Agreement), by and between Advanta National
  Bank USA ("Advanta"), as Seller and Servicer, and Bankers
  Trust Company, as Trustee, as supplemented by the Series 1995-C Supplement dated as of April 27, 1995 (the
  "Supplement," and together with the Master Agreement, the "Agreement"), between Advanta and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series
  1995-C Certificateholders. This statement relates to the August 15, 1996 Distribution Date (the Distribution Date) and the performance of the ADVANTA Credit Card Master
  Trust II (the "Trust") during the prior Monthly Period
  (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A Certificates . . .    $ 0.000000

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . . .    $ 0.000000

 (3) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A
  Certificates . . .    $ 0.000000

 (4) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates . . .    $ 0.000000

 (5) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A
  Certificates . . .    $ 0.000000

 (6) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates . . .    $ 0.000000

 (7) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of
  Series 1995-C . . .    $ 54,833,546.00

 (8) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of
  Series 1995-C . . .    $ 47,317,056.00

 (9) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . .    $ 0.00

 (10) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates . . .    $ 6,395,424.00

 (11) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . .    $ 448,424.00

 (12) The aggregate amount of Principal
  Receivables as of the last day of the prior
  Monthly Period . . .    $ 8,445,147,161.99

 (13) The Excess Funding Amount as of the last
  day of the prior Monthly Period . . .    $ 0.00

 (14) The aggregate amount of Finance Charge
  Receivables as of the last day of the prior
  Monthly Period . . .    $ 96,155,289.70

 (15) The Principal Allocation Percentage(s)
  during the prior Monthly Period is . . .
     7/1/96 - 7/31/96    6.71%

(16) The Floating Allocation Percentage(s)
  during the prior Monthly Period . . .
     7/1/96 - 7/31/96    6.71%


 (17) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150, and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . . .
   (a)  30 - 59 days: . . .   104,032,565.56
   (b)  60 - 89 days: . . .    53,990,401.80
   (c)  90 - 119days: . . .    38,501,932.41
   (d) 120 - 149 days: . . .   25,803,202.54
   (e) 150 - 179 days: . . .   21,321,042.00
   (f) 180 or more days: . . .  4,279,701.44

 (18) The Class A Investor Default Amount for
  the prior Mothly Period is . . .    $ 1,953,894.00

 (19) The Class B Investor Default Amount for
  the prior Monthly Period is . . .    $ 136,876.00

 (20) The aggregate amount of Class A Investor
  Charge-offs for the prior Monthly Period is . . .$ 0.00

 (21) The aggregate amount of Class B Investor
  Charge-offs for the prior Monthly Period is . . .$ 0.00

 (22) The aggregate amount of Class A Investor
  Charge-Offs Reimbursed on the Distribution Date
  is . . .    $ 0.00

 (23) The aggregate amount of Class B Investor
  Charge-Offs Reimbursed on the Distribution Date
  is . . .    $ 0.00

 (24) The Amount of Class A Servicing Fee for the
  prior Monthly Period is . . .    $ 814,583.00

 (25) The Amount of Class B Servicing Fee for the
  prior Monthly Period is . . .    $ 57,500.00

 (26) The Class A Pool Factor as of the Record date
  for the Distribution Date is . . .     1.00

 (27) The Class B Pool Factor as of the Record date
  for the Distribution Date is . . .     1.00



(28) The Class A Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 488,750,000.00

 (29) The Class A Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 488,750,000.00

 (30) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 34,500,000.00

 (31) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 34,500,000.00

 (32) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . .    $ 0.00

 (33) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . .    $ 0.00

 (34) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . .    $ 8,625,000.00

 (35) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . . .    $ 51,750,000.00

 (36) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . . .    $ 60,375,000.00

 (37) The amount on deposit in the Funding Account as of
  the close of business on the Distribution
  Date is . . .    $ 0.00

 (38) The amount on deposit in the Principal Funding Ac-
  count as of the close of business on the Distribution
  Date is . . .    $ 0.00

 (39) The amount on deposit in the Interest Funding Ac-
  count as of the close of business on the Distribution
  Date is . . .    $ 4,993,086.00



(40) The amount on deposit in the Reserve Account as
  of the close of business on the Distribution
  Date is . . .    $ 0.00

 (41) The Net Portfolio Yield for the prior Monthly
  Period . . .     10.89%

 (42) The Base Rate for the prior Monthly Period . . .8.03%

 (43) The percentage by which the  Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . .     2.86%

 (44) The amount of Interchange with respect to the
  prior Monthly Period is . . .    $ 598,959.00

 (45) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . . .    $ 0.00




  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



  By: ____________________________________
                            Michael Coco
                        VICE PRESIDENT























                                                 July,  1996


        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
                  ADVANTA NATIONAL BANK USA

                ______________________________

              ADVANTA CREDIT CARD MASTER TRUST II
                         SERIES 1995 D

                ______________________________

  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993 and as amended and restated on May 23, 1994 ( as amended, the Pooling and Servicing Agreement"), by and between Advanta National Bank USA ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as trustee ( the"Trustee"), as supplemented by the Series 1995-D Supplement dated as of July 25, 1995 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between Advanta and the Trustee. Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-D Certificateholders. This statement relates to the August 15, 1996 Distribution Date (the ''Distribution Date'') and the performance of the ADVANTA Credit Card Master Trust II (the"Trust") during the prior Monthly Period ( the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-D Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

(1a)  The total amount of the distribution on the
Distribution Date per $1,000 original principal amount of
the Class A Certificates........$  4.896354

(1b)  The total amount of the distribution on the
Distribution Date per $1,000 original principal amount of
the Class B Certificates......$  5.008300

(2)  The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal
amount of the Class A Certificates......$  0.000000

(3)  The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal
amount of the Class B Certificates......$  0.000000

(4)  The amount of distribution set forth in paragraph 1
above in respect of interest per $1,000 original principal
amount of the Class A Certificates......$  4.896354

(5)  The amount of distribution set forth in paragraph 2
above in respect of interest per $1,000 original principal
amount of the Class B Certificates......$  5.008300

(6)  The aggregate amount of Collections of Receivables
processed for the prior Monthly Period which were allocated
in respect of the Series 1995-D Certificates.....$  57,196,492.00

(7)  The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly Period and
allocated in respect of the Series 1995-D Certificates....$  49,362,054.00

(8)  The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly Period $  0.00

(9)  The aggregate amount of Collections of Finance Charge
 Receivables processed during the prior Monthly Period and
 allocated in respect of the Class A Certificates....$  7,442,717.00

(10)  The aggregate amount of Collections of Finance Charge
 Receivables processed during the prior Monthly Period and
 allocated in respect of the Class B Certificates.....$  391,721.00

(11)  The Principal Allocation Percentage(s) during the
prior Monthly Period
 7/1/96 - 7/31/96    7.00%

(12)  The Floating Allocation Percentage(s) during the prior
  Monthly Period
     7/1/96 - 7/31/96    7.00%

(13)  The aggregate outstanding balance of Accounts which
are 30, 60, 90, 120, 150 and 180 or more days delinquent as
of the end of the prior Monthly Period is
   (a)  30 - 59 days: . . .   104,032,565.56
   (b)  60 - 89 days: . . .    53,990,401.80
   (c)  90 - 119days: . . .    38,501,932.41
   (d) 120 - 149 days: . . .   25,803,202.54
   (e) 150 - 179 days: . . .   21,321,042.00
   (f) 180 or more days: . . .  4,279,701.44

(14)  The Class A Investor Default Amount for the prior
Monthly Period is.....$  2,275,554.00

(15)  The Class B Investor Default Amount for the prior
Monthly Period is.....$  119,767.00

(16)  The aggregate amount of Class A Investor Charge-offs
for the prior Monthly Period is.....$  0.00

(17)  The aggregate amount of Class B Investor Charge-offs
for the prior Monthly Period is.....$  0.00

(18)  The aggregate amount of Class A Investor Charge-offs
reimbursed on the Distribution Date is....$  0.00

(19)  The aggregate amount of Class B Investor Charge-Offs
reimbursed on the Distribution Date is.....$  0.00

(20)  The amount of the Class A Servicing Fee for the prior
Monthly Period is.....$  950,000.00

(21)  The amount of the Class B Servicing Fee for the prior
Monthly Period is.....$  50,000.00

(22)  The Class A Pool Factor as of the Record Date for the
Distribution Date is.....1.00

(23)  The Class B Pool Factor as of the Record Date for the
Distribution Date is.....1.00

(24)  The Class A Investor Amount after giving effect to any payments on the Distribution Date is.....$  570,000,000.00

(25)  The Class A Invested Amount after giving effect to any payments on the Distribution Date is......$  570,000,000.00

(26)  The Class B Investor Amount after giving effect to any payments on the Distribution Date is.......$  30,000,000.00

(27)  The Class A-1 Invested Amount after giving effect to
any payments on the Distribution Date is....$  519,000,000.00

(28)  The Class A-2 Invested Amount after giving effect to
any payments on the Distribution Date is....$  51,000,000.00

(29)  The Class B Investor Amount after giving effect to any payments on the Distribution Date is......$  30,000,000.00

(30)  The Class B Invested Amount after giving effect to any payments on the Distribution Date is.....$  30,000,000.00

(31)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
Investor Amount after giving effect to any activity on the
Distribution Date is....$  0.00

(32)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
Investor Amount after giving effect to any activity on the
Distribution Date is....$  0.00

(33)  The Available Cash Collateral Amount as of the close
of business on the Distribution Date is....$  63,000,000.00

(34)  The amount on deposit in the Cash Collateral Account
(including the principal balance of the Class A 2
Certificates) as of the close of business on the
Distribution Date is......$  63,000,000.00

(35)  The amount by which the Net Portfolio Yield for the
prior Monthly Period exceeds the Base Rate for such Monthly
Period.....3.00%

(36)  The amount of Interchange with respect to the prior
Monthly Period is.....$  625,000.00

(37) The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date)...$0.00


  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer



  By: ____________________________________
                            Michael Coco
                         VICE PRESIDENT
















                                                 July,  1996

            MONTHLY CERTIFICATEHOLDER'S STATEMENT
                   Advanta National Bank USA
          ________________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995-F

          _________________________________________

Under the Amended and Restated Master Pooling and Servicing Agreement dated as of May 23, 1994 (the
Master Agreement), by and between Advanta National
Bank USA (Advanta), as Seller and Servicer, Advanta
National Bank (ANB), as Seller and, together with Advanta ( the Banks)and Bankers Trust Company, as trustee, as supplemented by the Series 1995-F Supplement dated as of November 21, 1995(the Supplement, and together with the Master Agreement, the Agreement), between the Banks and the Trustee, Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-F Certificateholders. This statement relates to the August 15, 1996 Distribution Date(the Distribution Date) and the performance of the ADVANTA Credit Card Master Trust II (the Trust) during the prior Monthly Period(the Monthly Period). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-F Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

 (1) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A1 Certificates . . .    $ 5.041666

 (2) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class A2 Certificates . . .    $ 4.896354

 (3) The total amount of the distribution on the
  Distribution Date per $1,000 original principal
  amount of the Class B Certificates . . .    $ 4.991081

 (4) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A1
  Certificates . . .    $ 0.00




(5) The amount of the distribution set forth in
  paragraph 1 above in respect of principal per
  $1,000 original principal amount of the Class A2
  Certificates . . .    $ 0.00

 (6) The amount of the distribution set forth in
  paragraph 2 above in respect of principal per
  $1,000 original principal amount of the Class B
  Certificates . . .    $ 0.00

 (7) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A1
  Certificates . . .    $ 5.041666

 (8) The amount of distribution set forth in para-
  graph 1 above in respect of interest per $1,000
  original principal amount of the Class A2
  Certificates . . .    $ 4.896354

 (9) The amount of distribution set forth in para-
  graph 2 above in respect of interest per $1,000
  original principal amount of the Class B
  Certificates . . .    $ 4.991081

 (10) The aggregate amount of Collections of Receivables
  processed for the prior Monthly Period which were
  allocated in respect of Series
  1995 - F . . .    $ 81,055,140.80

 (11) The aggregate amount of Collections of Principal
  Receivables processed during the prior Monthly
  Period and allocated in respect of Series
  1995 - F. . .    $ 69,953,079.00

 (12) The aggregate amount of Reallocated Principal
  Collections with respect to the prior Monthly
  Period . . .    $ 0.00

 (13) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class A Certificates . . .    $ 9,882,018.48

 (14) The aggregate amount of Collections of Finance
  Charge Receivables processed during the prior
  Monthly Period and allocated in respect of
  the Class B Certificates . . .    $ 582,070.18

 (15) The aggregate amount of Principal Receivables as of the last day of the prior Monthly Period. . .
 $ 8,445,147,161.99


(16) The Excess Funding Amount as of the last day
  of the prior Monthly Period. . .    $ 0.00

 (17) The aggregate amount of Finance Charge
  Receivables as of the last day of the prior
  Monthly Period. . .    $ 96,155,289.70

 (18) The Principal Allocation Percentage(s)
  during the prior Monthly
  Period . . .
    7/1/96 - 7/31/96     9.92%

(19) The Floating Allocation Percentage(s)
  during the prior Monthly
  Period . . .
    7/1/96 - 7/31/96     9.92%

(20) The aggregate outstanding balance of Accounts
  which are 30, 60, 90, 120, 150 and 180 or
  more days delinquent as of the end of the
  prior Monthly Period is . . .
   (a)  30 - 59 days: . . .   104,032,565.56
   (b)  60 - 89 days: . . .    53,990,401.80
   (c)  90 - 119days: . . .    38,501,932.41
   (d) 120 - 149 days: . . .   25,803,202.54
   (e) 150 - 179 days: . . .   21,321,042.00
   (f) 180 or more days: . . .  4,279,701.44

 (21) The Class A Investor Default Amount for
  the prior Monthly Period is . . .    $ 3,021,522.00

 (22) The Class B Investor Default Amount for
  the prior Monthly Period is . . .    $ 177,938.00

 (23) The aggregate amount of Class A Investor
  Charge-Offs for the prior Monthly
  Period is . . .    $ 0.00

 (24) The aggregate amount of Class B Investor
  Charge-Offs for the prior Monthly
  Period is . . .    $ 0.00

 (25) The aggregate amount of Class A Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . .    $ 0.00

 (26) The aggregate amount of Class B Investor
  Charge-Offs reimbursed on the Distribution Date
  is . . .    $ 0.00

 (27) The amount of the Class A Servicing Fee for the
  prior Monthly Period is . . .    $ 1,260,833.00

 (28) The amount of the Class B  Servicing Fee for the
  prior Monthly Period is . . ..    $ 74,375.00

 (29) The Class A Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (30) The Class B Pool Factor as of the Record Date
  for the Distribution Date is . . .     1.00

 (31) The Class A1 Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 378,250,000.00

 (32) The Class A2 Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 378,250,000.00

 (33) The Class A1 Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 378,250,000.00

 (34) The Class A2 Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 378,250,000.00

 (35) The Class B Investor Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 44,625,000.00

 (36) The Class B Invested Amount after giving
  effect to any payments on the Distribution Date
  is . . .    $ 44,625,000.00

 (37) The amount, if any, by which the outstanding
  principal balance of the Class A Certificates
  exceeds the Class A Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . .    $ 0.00

 (38) The amount, if any, by which the outstanding
  principal balance of the Class B Certificates
  exceeds the Class B Investor Amount after giving
  effect to any activity on the Distribution
  Date is . . .    $ 0.00

 (39) The Available Cash Collateral Amount as
  of the close of business on the Distribution
  Date is . . .    $ 17,000,000.00


(40) The Collateral Investor Amount as of the close
  of business on the Distribution
  Date is . . .    $ 48,875,000.00

 (41) The Available Enhancement Amount as
  of the close of business on the Distribution
  Date is . . .    $ 65,875,000.00

 (42) The Net Portfolio Yield for the prior
  Monthly Period. . .     10.88%

 (43) The Base Rate for the Prior Monthly
  Period. . .     7.98%

 (44) The percentage by which the Net Portfolio Yield
  for the prior Monthly Period exceeds the Base
  Rate for such Monthly Period . . .      2.90%

 (45) The amount of Interchange with respect to the
  prior Monthly Period is . . .    $ 885,416.00

 (46) The amount of Servicer Interchange with respect to the
  prior Monthly Period is . . .    $ 708,333.00

 (47) The Deficit Controlled Amortization Amount
  (after giving effect to any activity on the
  Distribution Date) is . . .    $ 0.00




  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer




  By: ____________________________________
                            Michael Coco
                        VICE PRESIDENT
















                                                 July,  1996




        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
                  ADVANTA NATIONAL BANK USA

               ______________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1995 G

               ______________________________


  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Advanta, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Advanta, the "Banks") as seller (in such capacity, a "Seller" and together with Advanta as Seller, the Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1995-G Supplement dated as of December 15,1995 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee. Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-G Certificateholders. This statement related to the August 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-G Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 A Certificates......$ 4.853299


2. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 B Certificates......$ 4.982473

3. The amount of the distribution set forth in paragraph 1
 above in respect of principal per $1,000 original
 principal amount of the Class A Certificates.....$ 0.00

4. The amount of the distribution set forth in paragraph 2
 above in respect of principal per $1,000 original
 principal amount of the Class B Certificates.....$ 0.00

5. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 original
 principal amount of the Class A Certificates....$ 4.853299

6. The amount of the distribution set forth in paragraph 2
 above in respect of interest per $1,000 original
 principal amount of the Class B Certificates....$ 4.982473

7. The aggregate amount of Collections of Receivables
 processed for the prior Monthly Period which were
 allocated in respect of Series 1995-G.....$ 47,717,311.53

8. The aggregate amount of Collections of Principal
 Receivables processed during the prior Monthly
 Period and allocated in respect of Series 1995-G
$ 41,182,054.00

9. The aggregate amount of Reallocated Principal
 Collections with respect to the prior Monthly Period...$ 0.00

10. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class A
 Certificates.....$ 5,651,421.96

11. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class B
 Certificates.....$ 358,256.57

12. The Principal Allocation Percentage(s) during the
 prior Monthly Period
    7/1/96 - 7/31/96     5.84%

13. The Floating Allocation Percentage(s) during the prior
 Monthly Period
    7/1/96 - 7/31/96     5.84%

14. The aggregate outstanding balance of Accounts which
 are 30, 60, 90, 120, 150 and 180 or more days delinquent
 as of the end of the prior Monthly Period is
   (a)  30 - 59 days: . . .   104,032,565.56
   (b)  60 - 89 days: . . .    53,990,401.80
   (c)  90 - 119days: . . .    38,501,932.41
   (d) 120 - 149 days: . . .   25,803,202.54
   (e) 150 - 179 days: . . .   21,321,042.00
   (f) 180 or more days: . . .  4,279,701.44


15. The Class A Investor Default Amount for the prior
 Monthly Period is....$ 1,728,049.00

16. The Class B Investor Default Amount for the prior
 Monthly Period is....$ 109,501.00

17. The Collateral Default Amount for the prior Monthly
 Period....$ 160,829.00

18. The aggregate amount of Class A Investor Charge
 Offs for the prior Monthly Period is....$ 0.00

19. The aggregate amount of Class B Investor Charge
 Offs for the prior Monthly Period is....$ 0.00

20. The aggregate amount of Collateral Charge Offs for
 the prior Monthly Period....$ 0.00

21. The aggregate amount of Class A Investor Charge
 Offs reimbursed on the Distribution Date is....$ 0.00

22. The aggregate amount of Class B Investor
 Charge-Offs reimbursed on the Distribution Date is....$ 0.00

23. The aggregate amount of Collateral Charge Offs
 reimbursed on the Distribution Date.....$ 0.00

24. The amount of the Class A Servicing Fee for the prior
 Monthly Period is.....$ 360,417.00

25. The amount of the Class B Servicing Fee for the prior
 Monthly Period is.....$ 22,916.50

26. The amount of Collateral Servicing Fee for the prior
 Monthly Period is.....$ 33,333.50

27. The amount of Servicer Interchange for the prior
 Monthly Period......$ 416,667.00

28. The Class A Pool Factor as of the Record Date for the
 Distribution Date is....$ 1.00

29. The Class B Pool Factor as of the Record Date for the
 Distribution Date is....$ 1.00

30. The Class A Investor Amount after giving effect to any
 payments on the Distribution Date is....$ 432,500,000.00

31. The Class A Invested Amount after giving effect to any
 payments on the Distribution Date is....$ 432,500,000.00

32. The Class B Investor Amount after giving effect to any
 payments on the Distribution Date is....$ 27,500,000.00

33. The Class B Invested Amount after giving effect to any
 payments on the Distribution Date is....$ 27,500,000.00

34. The amount, if any, by which the outstanding principal
 balance of the Class A Certificates exceeds the Class
 A Investor Amount after giving effect to any activity on
 the Distribution Date is....$ 0.00

35. The amount, if any, by which the outstanding principal
 balance of the Class B Certificates exceeds the Class
 B Investor Amount after giving effect to any activity on
 the Distribution Date is....$ 0.00

36. The Available Cash Collateral Amount as of the close
 of business on the Distribution Date is....$ 10,000,000.00

37. The Collateral Interest as of the close of business on
 the Distribution Date....$ 40,000,000.00

38. The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is...$ 10,000,000.00

39. The amount by which the Net Portfolio Yield for the
 prior Monthly Period exceeds the Base Rate for such
 Monthly Period..... 3.03%

40. The amount of Interchange with respect to the prior
 Monthly Period is....$ 520,834.00

41. The Deficit Controlled Amortization Amount (after
 giving effect to any activity on the Distribution Date)....$ 0.00


ADVANTA NATIONAL BANK USA (formerly named Colonial)
  as Servicer
By:____________________________
                            Michael Coco
                        VICE PRESIDENT

                                                 July,  1996


       (To be delivered by the Paying Agent on behalf
          of the Trustee on each Distribution Date
        pursuant to Section 5.2(b) of the Supplement)

                  ADVANTA NATIONAL BANK USA
             __________________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        SERIES 1996-A
          ________________________________________


  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Advanta, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Advanta, the "Banks) as seller (in such capacity, a "Seller" and together with Advanta as Seller, the "Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1996-A Supplement dated as of January 18, 1996 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee. Advanta, as Servicer is required to prepare certain information each month regarding current distributions to all Series 1996-A Certificateholders.
This statement related to the August 15, 1996 Distribution Date (the ''Distribution Date'')and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the"Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 A Certificates . . $  4.965400

2. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 B Certificates. . $  5.034133

3. The amount of distribution set forth in paragraph 1
 above in respect of principal per $1,000 original
 principal amount of the Class A-1 Certificates...$  0.000000

4. The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A-2 Certificates... $0.000000

5. The amount of the distribution set forth in paragraph 2
 above in respect of principal per $1,000 original
 principal amount of the Class B Certificates.... $0.000000

6. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 original
 principal amount of the Class A-1 Certificates.... $5.000000

7. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 principal
 amount of Class A-2 Certificates .....$4.930800

8. The amount of the distribution set forth in paragraph 2
 above in respect of interest per $1,000 original
 principal amount of the Class B Certificates. . ...$5.034133

9. The aggregate amount of Collections of Receivables
 processed for the prior Monthly Period which were
 allocated in respect of Series 1996-A .... $47,717,314.00

10. The aggregate amount of Collections of Principal
 Receivables processed during the prior Monthly
 Period and allocated in respect of Series 1996-A . . . .$41,182,051.00

11. The aggregate amount of Reallocated Principal
 Collections with respect to the prior Monthly Period . ..$0.00

12. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class A
 Certificates . . $5,264,463.02

13. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class B
 Certificates . . . $317,357.22

14. The Principal Allocation Percentage(s) during the
 prior Monthly Period .. . .
     7/1/96 - 7/31/96    5.84%

15. The Floating Allocation Percentage(s)during the prior
  Monthly Period . . .
     7/1/96 - 7/31/96    5.84%

16. The aggregate outstanding balance of Accounts which are
30, 60, 90, 120,150 and 180 or more days delinquent as of
the end of the prior Monthly Period is . . . . .
   (a)  30 - 59 days: . . .   104,032,565.56
   (b)  60 - 89 days: . . .    53,990,401.80
   (c)  90 - 119days: . . .    38,501,932.41
   (d) 120 - 149 days: . . .   25,803,202.54
   (e) 150 - 179 days: . . .   21,321,042.00
   (f) 180 or more days: . . .  4,279,701.44

17. The Class A Investor Default Amount for the prior
 Monthly Period is . . .  $1,758,844.00

18. The Class B Investor Default Amount for the prior
 Monthly Period is . . $106,079.00

19. The Collateral Default Amount for the prior Monthly
 Period . . . .$133,455.00

20. The aggregate amount of Class A Investor
 Charge-Offs for the prior Monthly Period is . . $ 0.00

21. The aggregate amount of Class B Investor
 Charge-Offs for the prior Monthly Period is. . . $ 0.00

22. The aggregate amount of Collateral Charge-Offs for the prior Monthly Period . . $ 0.00

23. The aggregate amount  of Class A Investor
 Charge-Offs reimbursed on the Distribution Date is . . .$ 0.00

24. The aggregate amount of Class B Investor
 Charge-Offs reimbursed on the Distribution Date is . . .$ 0.00

25. The aggregate amount of Collateral Charge-Offs
 reimbursed on the Distribution Date .. . . . $ 0.00

26. The amount of the Class A Servicing Fee for the prior
 Monthly Period is . . . $ 183,333.33

27. The amount of the Class B Servicing Fee for the prior
 Monthly Period is . . . $ 10,937.67

28. The amount of Collateral Servicing Fee for the prior
 Monthly Period is . . . $ 14,062.33

29. The amount of Servicer Interchange for the prior
 Monthly Period is . . . $ 312,500.00

30. The Class A Pool Factor as of the Record Date for the
 Distribution Date is . . .$ 1.00

31. The Class B Pool Factor as of the Record Date for the Distribution Date is . . .$ 1.00

32. The Class A Investor Amount after giving effect to any payments on the Distribution Date is . . .$ 440,000,000.00

33. The Class A Invested Amount after giving effect to any payments on the Distribution Date is . . $ 440,000,000.00

34. The Class A-1 Invested Amount after giving effect to any payments on the Distribution Date is . .$ 220,000,000.00

35. The Class A-2 Invested Amount after giving effect to any payments on the Distribution Date is . . . $ 220,000,000.00

36. The Class B Investor Amount after giving effect to any
 payments on the Distribution Date is . . . . .$ 26,250,000.00

37. The Class B Invested Amount after giving effect to any
 payments on the Distribution Date is . . . . .$ 26,250,000.00

38. The amount, if any, by which the outstanding principal
 balance of the Class Certificates exceeds the Class A
 Investor Amount after giving effect to any activity on
39. the Distribution Date is . . . . . $ 0.00

 The amount, if any,  by which the outstanding principal
 balance of the Class B Certificates exceeds the Class
 B Investor Amount after giving effects to any activity on
40. the Distribution Date is . . . . . $ 0.00

 The Available Cash Collateral Amount as of the close of business on the Distribution Date is . . .$ 10,000,000.00

41. The Collateral Interest as of the close of business on
  the Distribution Date is . . . . . $ 33,750,000.00

42. The amount of deposit in the Cash Collateral Account as of the close of business on the Distribution Date is . .
 ..$ 10,000,000.00

43. The amount by which the Net Portfolio Yield for the
 prior Monthly Period exceeds the Base Rate for such
 Monthly Period . . .  2.90%

44. The amount of Interchange with respect to the prior
 Monthly Period is . . . .  $ 520,834.00

45. The Deficit Controlled Amortization Amount (after
 giving effect to any activity on the Distribution Date) . ...$  0.00


  ADVANTA NATIONAL BANK USA (formerly named Colonial) as Servicer


  By:____________________________
                            Michael Coco
                        VICE PRESIDENT





                                                   JULY,1996


        FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT
       (To be delivered by the Paying Agent on behalf
          of the Trustee on each Distribution Date
        pursuant to Section 5.2(b) of the Supplement)

                  ADVANTA NATIONAL BANK USA

               ______________________________

             ADVANTA CREDIT CARD MASTER TRUST II
                        Series 1996-B

               ______________________________


  Under the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993, and as amended and restated on May 23, 1994, and as amended by Amendment Number 1 dated as of July 1, 1994, by and between Advanta National Bank USA, a national banking association organized under the laws of the United States ("Advanta"), as Seller and Servicer, and Bankers Trust Company, as Trustee ("Trustee"), and as further amended by Amendment Number 2 dated as of October 6, 1995 among Advanta, as Seller and Servicer, Advanta National Bank ("ANB" and, together with Advanta, the "Banks") as seller (in such capacity, a "Seller" and together with Advanta as Seller, the Sellers") and the Trustee (as amended from time to time, the "Amended and Restated Pooling and Servicing Agreement"), as supplemented by the Series 1996-B Supplement dated as of March 26, 1996 (the "Supplement," and together with the Pooling and Servicing Agreement, the "Agreement"), between the Banks and the Trustee. Advanta, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1996-B Certificateholders. This statement related to the August 15, 1996 Distribution Date (the "Distribution Date") and the performance of the ADVANTA Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-B Certificate.
 Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 A Certificates.....$ 12.903242

2. The total amount of the distribution on the Distribution
 Date per $1,000 original principal amount of the Class
 B Certificates.....$ 13.229503

3. The amount of the distribution set forth in paragraph 1
 above in respect of principal per $1,000 original
 principal amount of the Class A Certificates....$ 0.000000

4. The amount of the distribution set forth in paragraph 2
 above in respect of principal per $1,000 original
 principal amount of the Class B Certificates.....$ 0.000000

5. The amount of the distribution set forth in paragraph 1
 above in respect of interest per $1,000 original
 principal amount of the Class A Certificates.....$ 12.903242

6. The amount of the distribution set forth in paragraph 2
 above in respect of interest per $1,000 original
 principal amount of the Class B Certificates.....$ 13.229503

7. The aggregate amount of Collections of Receivables
 processed for the prior Monthly Period which were
   allocated in respect of Series 1995-G....$ 70,674,037.99

8. The aggregate amount of Collections of Principal
 Receivables processed during the prior Monthly
 Period and allocated in respect of Series 1996-B....$ 61,702,570.00

9. The aggregate amount of Reallocated Principal
 Collections with respect to the prior Monthly Period....$ 0.00

10. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class A
 Certificates.......$ 7,761,548.95

11. The aggregate amount of Collections of Finance
 Charge Receivables processed during the prior
 Monthly Period and allocated in respect of the Class B
 Certificates.....$ 492,206.33

12. The Principal Allocation Percentage(s) during the
 prior Monthly Period
     7/1/96 - 7/31/96    8.75%

13. The Floating Allocation Percentage(s) during the prior
 Monthly Period
     7/1/96 - 7/31/96    8.75%

14. The aggregate outstanding balance of Accounts which
 are 30, 60, 90, 120, 150 and 180 or more days delinquent
 as of the end of the prior Monthly Period is
   (a)  30 - 59 days.....   104,032,565.56
   (b)  60 - 89 days.....    53,990,401.80
   (c)  90 - 119days.....    38,501,932.41
   (d) 120 - 149 days.....   25,803,202.54
   (e) 150 - 179 days.....   21,321,042.00
   (f) 180 or more days.....  4,279,701.44

15. The Class A Investor Default Amount for the prior
 Monthly Period is.....$ 2,590,365.00

16. The Class B Investor Default Amount for the prior
 Monthly Period is.....$ 164,251.00

17. The Collateral Default Amount for the prior Monthly
 Period......$ 295,850.00

18. The aggregate amount of Class A Investor Charge
 Offs for the prior Monthly Period is.....$ 0.00

19. The aggregate amount of Class B Investor Charge
 Offs for the prior Monthly Period is.....$ 0.00

20. The aggregate amount of Collateral Charge Offs for
 the prior Monthly Period......$ 0.00

21. The aggregate amount of Class A Investor Charge
 Offs reimbursed on the Distribution Date is.....$ 0.00

22. The aggregate amount of Class B Investor
 Charge-Offs reimbursed on the Distribution Date is...$ 0.00

23. The aggregate amount of Collateral Charge Offs
 reimbursed on the Distribution Date.....$ 0.00

24. The amount of the Class A Servicing Fee for the prior
 Monthly Period is.....$ 270,312.67

25. The amount of the Class B Servicing Fee for the prior
 Monthly Period is.....$ 17,187.33

26. The amount of Collateral Servicing Fee for the prior
 Monthly Period is.....$ 25,000.00

27. The amount of Servicer Interchange for the prior
 Monthly Period......$ 468,750.00

28. The Class A Pool Factor as of the Record Date for the
 Distribution Date is.....$ 1.00

29. The Class B Pool Factor as of the Record Date for the
 Distribution Date is.....$ 1.00

30. The Class A Investor Amount after giving effect to any
 payments on the Distribution Date is.....$ 648,750,000.00

31. The Class A Invested Amount after giving effect to any
 payments on the Distribution Date is......$ 648,750,000.00

32. The Class B Investor Amount after giving effect to any
 payments on the Distribution Date is......$ 41,250,000.00

33. The Class B Invested Amount after giving effect to any
 payments on the Distribution Date is.....$ 41,250,000.00

34. The amount, if any, by which the outstanding principal
 balance of the Class A Certificates exceeds the Class
 A Investor Amount after giving effect to any activity on
 the Distribution Date is.....$ 0.00

35. The amount, if any, by which the outstanding principal
 balance of the Class B Certificates exceeds the Class
 B Investor Amount after giving effect to any activity on
 the Distribution Date is.......$ 0.00

36. The Available Cash Collateral Amount as of the close
 of business on the Distribution Date is....$ 15,000,000.00

37. The Collateral Interest as of the close of business on
 the Distribution Date......$ 60,000,000.00


38. The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is...$ 15,000,000.00

39.  The amount on deposit in the Principle Funding Account
 as of the close business on the Distribution Date is....$ 0.00

40. The amount on deposit in the Interest Funding Account
 as of close of business on the Distribution Date is....$ 8,916,695.00

41. The amount on deposit in the Reserve Account as of
 the close of business on the Distribution Date is....$ 0.00

42. The amount by which the Net Portfolio Yield for the
 prior Monthly Period exceeds the Base Rate for such
 Monthly Period.....3.31%

43. The Net Portfolio Yield for the prior Monthly Period is...10.89%


44. The Base Rate for the Prior Monthly Period is.....7.58%

45. The amount of Interchange with respect to the prior
 Monthly Period is.....$ 781,250.00

46. The Deficit Controlled Amortization Amount (after giving effect to any activity on the Distribution Date)...$ 0.00




  ADVANTA NATIONAL BANK USA,
  as Servicer



  By:____________________________
     Name: Michael Coco
     Vice-President









                                       July, 1996



             MONTHLY CERTIFICATEHOLDER'S STATEMENT
                     ADVANTA NATIONAL BANK
                         Series 1996-C



Under the Amended and Restated Master Pooling and
Servicing Agreement dated as of May 23, 1996   , and as
amended and restated on May 23,1994, and as amended by Amendment Number 1 dated as of July 1,1994, by and between Advanta National Bank USA ("Advanta USA") as
Seller and Servicer, and Bankers Trust Company, as
Trustee, as supplemented by the Series 1996-C Supplement dated as of May 13, 1996 (the "Supplement") and together with the Master Agreement between Advanta USA and the Trustee, Advanta USA, as Servicer, is required to prepare certain information each month regarding current distributions to all 1996-C Certificateholders. This statement relates to the August 15, 1996
Distribution Date (the "Distribution Date") and the performance of the Advanta Credit Card Master
Trust II (the "Trust") during the prior Monthly Period
(the "Monthly Period").  Certain of the
information is presented on the basis of an original principal amount of $1,000 per Series 1996-C
Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.
All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment
Date per $1000 original principal amount of Class A
Certificates.......$0.000000

2.   The total amount of the distribution on the Payment
Date per $1000 original principal amount of Class B
Certificates........$0.000000

3.   The amount of the distribution set forth in
paragraph 1 above in respect of
principal, per $1,000 original principal amount of the
Class A Certificates.....$0.000000

4.   The amount of the distribution set forth in
paragraph 2 above in respect of principal, per $1,000
original principal amount of the Class B
Certificates..........$0.000000

5.   The amount of distribution set forth in paragraph 1
above in respect of interest, per $1,000 principal
principal amount of the Class A Certificate.....$0.000000

6. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 principal principal amount of the Class B Certificate..$0.000000

7.   The aggregate amount of Collections of Receivables
processed for the prior Monthly Period which were
allocated in respect of the Series 1996-CCertificates....$66,773,188.19

8.   The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly Period and
allocated in respect of the
Series 1996-CCertificates........$57,612,568.18

9.   The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly
Period...$0.00

10.  The aggregate amount of Collections of Finance
Charge Receivables processed during the prior Monthly
Period and allocated in respect of the Class A
Certificates........$7,926,842.02

11.  The aggregate amount of Collections of Finance
Charge Receivables processed during the prior Monthly
Period and allocated in respect of the Class B
Certificates.....$ 504,472.74

12.  The Class A Investor Default Amount for the prior
Monthly Period is......$2,419,270.53 13.

The Class B Investor Default Amount for the prior Monthly
Period is.....$153,984.69

14.  The Collateral Default Amount for the prior Monthly
Period .....$222,422.33

15.  The aggregate amount of Class A Investor Charge-offs
for the prior Monthly Period is.....$0.00

16.  The aggregate amount of Class B Investor Charge-offs
for the prior Monthly Period isPeriod is.....$0.00

17.  The aggregate amount of Collateral Charge-offs for
the prior Monthly Period is.....$0.00

18.  The aggregate amount of Class A Investor Charge-offs
reimbursed on such Payment Date is.....$0.00

19.  The aggregate amount of Class B Investor Charge-offs
reimbursed on such Payment Date is.....$0.00

20.  The aggregate amount of Collateral Charge-offs
reimbursed on such Payment Date is....$0.00

21.  The amount of the Class A Servicing Fee for the
prior Monthly Period is........$ 252,291.67

22.  The amount of the Class B Servicing Fee for the
prior Monthly Period is.......$ 16,041.67

23.  The amount of the Collateral Servicing Fee for the
prior Monthly Period is........$ 23,333.33

24.  The Class A Pool Factor as of the Record Date for
the Distribution Date is......1.00000

25.  The Class B Pool Factor as of the Record Date for
the Distribution Date is.....1.00000

26.  The Class A Investor Amount after giving effect to
any payments on the Distribution Date is.........$605,500,000.00

27.  The Class A Invested Amount after  giving effect to
any payment on the Distribution Date is..........$605,500,000.00

28.  The Class B Investor Amount after giving effect to
any payments on the Distribution Date is.........$38,500,000.00

29.  The Class B Invested Amount after giving effect to
any payments on the Distribution Date is..........$38,500,000.00

30.  The amount, if any, by which the outstanding
principal balance of the Class A Certificates exceeds the
Class A Investor Amount  after giving effect to
any activity on the Distribution Date is......0.00

31.  The amount, if any, by which the outstanding
principal balance of the Class B Certificates exceeds the
Class B Investor Amount  after giving effect to
any activity on the Distribution Date is.....0.00

32. The Available Cash Collateral Amount as of the close of business on the Distribution Date is...$14,000,000.00

33.  The Collateral Investor Amount as of the close of
business on the Distribution Date is.......$56,000,000.00

34. The amount on deposit in the Cash Collateral Account as of the close of business on the Distribution Date is...$14,000,000.00

35.  The amount of Interchange with respect to the prior
Monthly Period is......$729,166.00

36.  The amount of Servicer Interchange for the prior
Monthly Period is......$ 583,332.80

37.  The Deficit Controlled Amortization Amount (after
giving effect to any activity on the Distribution Date)
is.....$0.00

38.  The percentage by which the Net Portfolio Yield for
the prior Monthly Period exceeds the Base Rate for such
Monthly Period is.....3.51%

39.  The Net Portfolio Yield for the prior Monthly Period
is........10.91 %

40.  The Base Rate for the Monthly Period is......7.40 %

41.  The amount on deposit in the Principal Funding
Account as of the close of business on the Distribution
Date is..........$0.00

42.  The amount on deposit in the Interest Funding
Account as of the close of business on the Distribution
Date is........$ 10,429,466.00

43. The amount on deposit in the Reserve Account as of the close of business on the Distribution Date is..$0.00

44.  The Principal Allocation and Floating Allocation
Percentage (s) during the prior Monthly Period

         Principal Percentage         Floating Percentage

07/01/96 - 07/31/96    8.17 %             8.17 %

       In witness whereof, the undersigned has duly executed this certificate this 9th day of August,1996.


       Advanta National Bank USA
       as Servicer

       By:_______________________
       Name:Michael Coco
           Vice-President


                                                July 1996

                       MONTHLY CERTIFICATEHOLDER'S
                                STATEMENT
                        Advanta National Bank USA

                             Master Trust II
                              Series 1996-D



Under the Amended and Restated Master Pooling and
Servicing Agreement dated as of May 23, 1996, and as amended and restated on May 23,1994, and as amended by Amendment Number 1 dated as of July 1,1994, by and between Advanta National Bank USA ("Advanta USA") as
Seller and Servicer, and Bankers Trust Company, as
Trustee, as supplemented by the Series 1996-C Supplement dated as of May 13, 1996 (the "Supplement") and together with the Master Agreement between Advanta USA and the Trustee, Advanta USA, as Servicer, is required to prepare certain information each month regarding current distributions to all 1996-C Certificateholders. This statement relates to the August 15, 1996 Distribution
Date (the "Distribution Date") and the performance of the Advanta Credit Card Master Trust II (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C
Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.
All capitalized terms used herein shall have the respective meanings set forth in the Master Agreement.


1.   The total amount of the distribution on the Payment
Date per $1000 original principal amount of Class A
Certificates........$0.000000

2.   The total amount of the distribution on the Payment
Date per $1000 original principal amount of Class B Certificates.....
$0.000000

3.   The amount of the distribution set forth in
paragraph 1 above in respect of principal  , per $1,000
original principal amount of theClass A Certificates.....$0.000000

4.   The amount of the distribution set forth in
paragraph 2 above in respect of principal, per $1,000
original principal amount of the Class B Certificates.....$0.000000

5. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 principal principal amount of the Class A Certificate...$0.000000

6.   The amount of distribution set forth in paragraph
above in respect of interest,per $1,000 principal
principal amount of the Class B Certificate....$0.000000

7.   The aggregate amount of Collections of Receivables
processed for the prior Monthly Period which were allocated in respect of the Series 1996-CCertificates........$66,773,188.19

8.   The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly Period and allocated in respect of the Series 1996-CCertificates.......$57,612,568.18

9.   The aggregate amount of Reallocated Principal
Collections with respect to the prior Monthly Period.....$0.00

10.  The aggregate amount of Collections of Finance
Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class A Certificates.....$7,926,842.02

11.  The aggregate amount of Collections of Finance
Charge Receivables processed during the prior Monthly Period and allocated in respect of the Class B Certificates.....$504,472.74

12.  The Class A Investor Default Amount for the prior
Monthly Period is........$2,419,270.53

13.  The Class B Investor Default Amount for the prior Monthly
Period is......$153,984.69

14.  The Collateral Default Amount for the prior Monthly
Period is.......$222,422.33

15.  The aggregate amount of Class A Investor Charge-offs
for the prior Monthly Period is......$0.00

16.  The aggregate amount of Class B Investor Charge-offs
for the prior Monthly Period is.....$0.00

17.  The aggregate amount of Collateral Charge-offs for
the prior Monthly Period is.....$0.00

18.  The aggregate amount of Class A Investor Charge-offs
reimbursed on such Payment Date is.......$0.00

19.  The aggregate amount of Class B Investor Charge-offs
reimbursed on such Payment Date is.......$0.00

20.  The aggregate amount of Collateral Charge-offs
reimbursed on such Payment Date is......$0.00

21.  The amount of the Class A Servicing Fee for the
prior Monthly Period is.......$ 252,291.67

22.  The amount of the Class B Servicing Fee for the
prior Monthly Period is.......$ 16,041.67

23.  The amount of the Collateral Servicing Fee for the
prior Monthly Period is.......$ 23,333.33

24.  The Class A Pool Factor as of the Record Date for
the Distribution Date is.......1.00000

25.  The Class B Pool Factor as of the Record Date for
the Distribution Date is.......1.00000

26.  The Class A Investor Amount after giving effect to
any payments on the Distribution Date is.....$605,500,000.00

27.  The Class A Invested Amount after giving effect to
any payments on the Distribution Date is.....$605,500,000.00

28.  The Class B Investor Amount after giving effect to
any payments on the Distribution Date is.....$38,500,000.00

29.  The Class B Invested Amount after giving effect to
any payments on the Distribution Date is.....$38,500,000.00

30.  The amount, if any, by which the outstanding
principal balance of the Class A Certificates exceeds the
Class A Investor Amount after giving effect to
any activity on the Distribution Date is......... 0.00

31.  The amount, if any, by which the outstanding
principal balance of the ClassB Certificates exceeds the
Class B Investor Amount after giving effect to
any activity on the Distribution Date is........ 0.00

32.  The Available Cash Collateral Amount as of the close
of business on the Distribution Date is.......$14,000,000.00

33.  The Collateral Investor Amount as of the close of
business on the Distribution Date is........$56,000,000.00

34.  The amount on deposit in the Cash Collateral Account
as of the close of business on the Distribution Date is...
$14,000,000.00

35.  The amount of Interchange with respect to the prior
Monthly Period is.....$729,166.00

36.  The amount of Servicer Interchange for the prior
Monthly Period is......$ 583,332.80

37.  The Deficit Controlled Amortization Amount (after
activity on the Distribution Date) is.....0.00

38.  The percentage by which the Net Portfolio Yield for
the prior Monthly Period exceeds the Base Rate for such Monthly Period
is........3.51 %

39.  The Net Portfolio Yield for the prior Monthly Period
is......10.91 %

40.  The Base Rate for the Monthly Period is.......7.40 %

41.  The amount on deposit in the Principal Funding
Account as of the close of business on the Distribution Date is......$0.00

42.  The amount on deposit in the Interest Funding
Account as of the close of business on the Distribution Date is......
$10,429,466.00

43.  The amount on deposit in the Reserve Account as of
the close of business on the Distribution Date is........$0.00

44. The Principal Allocation and Floating Allocation Percentage (s) during the prior Monthly Period

                      Principal Percentage     Floating Percentage

07/01/96 - 07/31/96           8.17 %                  8.17 %




In witness whereof, the undersigned has duly executed this certificate this 9th day of August,1996.


       Advanta National Bank USA
       as Servicer

       By:_______________________
       Name:Michael Coco
           Vice-President